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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of BRIAZZ, Inc. (the "Company") on Form 10-Q for the quarter ended September 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Victor
D. Alhadeff, the Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 18, 2002                           /s/ Victor D. Alhadeff
                                            ------------------------------------
                                            Victor D. Alhadeff
                                            Chief Executive Officer, Chief
                                            Financial Officer, Secretary and
                                            Chairman of the Board of Directors